UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

710 Medtronic Parkway Minneapolis,	55432
Minnesota	(Zip Code)
(Address of principal executive offices)
(763) 514-4000
(Registrant’s telephone number, including area code):
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On July 27, 2007, Medtronic, Inc., a Minnesota corporation (“Medtronic”), Jets Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Medtronic (“Merger Sub”) and Kyphon Inc., a Delaware corporation (“Kyphon”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of July 26, 2007, pursuant to which Medtronic will acquire all of the outstanding shares of Kyphon for $71.00 per share in cash.
A copy of this joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Forward-Looking Statements
This Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties. Medtronic and Kyphon caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Forward looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medtronic and Kyphon, including future financial and operating results, post-acquisition plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the proposed Merger on the proposed terms and schedule; the failure of Kyphon stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Medtronic’s and Kyphon’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site http://www.sec.gov. Medtronic and Kyphon disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information About This Transaction
Kyphon will file with the SEC and mail to its stockholders a proxy statement that will contain important information about Kyphon, the proposed Merger and related matters. Stockholders are urged to read the proxy statement regarding the proposed Merger when it becomes available because it will contain important information that stockholders should consider before making a decision about the Merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by Kyphon and Medtronic with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and the other documents may also be obtained for free by accessing Kyphon’s website at www.kyphon.com by clicking on the “Investors” link and then clicking on the “Financial Information” heading and the “SEC Filings” heading, by writing to Kyphon at 1221 Crossman Avenue, Sunnyvale, CA 94089-2450, Attention: Julie Tracy, or by emailing jtracy@kyphon.com.
Medtronic, Kyphon and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Kyphon stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Kyphon’s stockholders in connection with the proposed Merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Medtronic’s executive officers and directors in its definitive proxy statement filed with the SEC on July 20, 2007. You can find information about Kyphon’s executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2007. You can obtain free copies of these documents from Medtronic and Kyphon using the contact information above.

Item 9.01 Financial Statements and Exhibits
The joint press release announcing the Merger is attached hereto as Exhibit 99.1.
(c) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Joint press release of Medtronic and Kyphon dated July 27, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: July 27, 2007	By /s/ Terrance L. Carlson
Terrance L. Carlson
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description

99.1	Joint press release of Medtronic and Kyphon dated June 27, 2007.

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